EXHIBIT 10.3

BEAZER HOMES USA, INC. AND THE SUBSIDIARY GUARANTORS SIGNATORY HERETO

Ninth Supplemental Indenture

Dated as of October 26, 2007

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

THIS NINTH SUPPLEMENTAL INDENTURE, dated as of October 26, 2007, by and among BEAZER HOMES USA, INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Company”), having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, the Subsidiary Guarantors signatory hereto, each having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, having an office at U.S. Bank Corporate Trust Center, 180 East 5th Street, Suite 200, St. Paul, Minnesota 55101, as Trustee (the “Trustee”), under the Indenture, dated as of April 17, 2002 (the “Original Indenture”), which Original Indenture was executed and delivered by the Company to the Trustee to secure the payment of senior debt securities issued or to be issued under and in accordance with the provisions of the Original Indenture, reference to which Original Indenture is hereby made, this instrument (hereinafter called the “Ninth Supplemental Indenture”) being supplemental thereto;

RECITALS

WHEREAS, the Company, the Trustee and the Subsidiary Guarantors party hereto are parties to the Original Indenture, as amended and supplemented by the First Supplemental Indenture, dated as of April 17, 2002 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of November 13, 2003 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 9, 2004 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 18, 2005 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of June 8, 2005 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of January 9, 2006 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of January 9, 2006 (the “Seventh Supplemental Indenture”) and the Eighth Supplemental Indenture, dated as of June 6, 2006 (the “Eighth Supplemental Indenture”) (the Original Indenture, as so amended, and together with this Ninth Supplemental Indenture, the “Indenture”), among the Company, the Trustee and the Subsidiary Guarantors signatory thereto, providing for the issuance by the Company from time to time of its unsecured debt securities to be issued in one or more series (in the Original Indenture and herein called the “Securities”);

WHEREAS, pursuant to the First Supplemental Indenture, the Company issued $350,000,000 aggregate principal amount of its 8-3/8% Senior Notes due 2012 (the “2012 Notes”);

WHEREAS, pursuant to the Second Supplemental Indenture, the Company issued $200,000,000 aggregate principal amount of its 6-1/2% Senior Notes due 2013 (the “2013 Notes”);

WHEREAS, pursuant to the Third Supplemental Indenture, an additional subsidiary of the Company became a Guarantor of the 2012 Notes and the 2013 Notes;

WHEREAS, pursuant to the Fourth Supplemental Indenture, certain additional subsidiaries of the Company became Guarantors of the 2012 Notes and the 2013 Notes;

WHEREAS, pursuant to the Fifth Supplemental Indenture, the company issued $350,000,000 aggregate principal amount of its 6-7/8% Senior Notes due 2015 (the “2015 Notes”);

WHEREAS, pursuant to the Sixth Supplemental Indenture, the Company corrected a defect identified in Section 4.04 of the First Supplemental Indenture;

WHEREAS, pursuant to the Seventh Supplemental Indenture, the Company corrected a defect identified in Section 4.04 of the First, Second and Fifth Supplemental Indentures;

WHEREAS, pursuant to the Eighth Supplemental Indenture, the company issued $275,000,000 aggregate principal amount of its 8-1/8% Senior Notes due 2016 (the “2016 Notes”);

WHEREAS, as of the date of this Ninth Supplemental Indenture, there are $340,000,000 aggregate principal amount of 2012 Notes outstanding, $200,000,000 aggregate principal amount of 2013 Notes outstanding, $350,000,000 aggregate principal amount of 2015 Notes outstanding and $275,000,000 aggregate principal amount of 2016 Notes outstanding;

WHEREAS, the Company has commenced a solicitation of consents (the “Solicitation”) from the holders of the Securities (the “Holders”) to certain amendments to the Original Indenture as set forth in the Consent Solicitation Statement, dated as of October 15, 2007 (the “Statement”) and the Supplemental Consent Solicitation Statement, dated October 23, 2007;

WHEREAS, pursuant to the Solicitation, the Holders of at least a majority in aggregate principal amount of the Securities outstanding of each of the 2012 Notes, the 2013 Notes, the 2015 Notes and the 2016 Notes have consented to the amendments effected by this Ninth Supplemental Indenture in accordance with the provisions of Section 5.02 of each of the First Supplemental Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture and the Eighth Supplemental Indenture, and Section 9.01 of the Original Indenture;

WHEREAS, the amendments are consistent with the action of a majority in principal amount of the Holders of the Securities as of October 26, 2007, and the amendments are made without in any way affecting the interpretation or application of any provision of the Indenture for any reason other than the matter specifically addressed herein;

WHEREAS, pursuant to Sections 9.06 and 10.04 of the Original Indenture, there has been delivered to the Trustee on the date hereof an Officer’s Certificate and an Opinion of Counsel certifying, among other things, that this Ninth Supplemental Indenture is authorized or permitted by the Indenture.

NOW THEREFORE, in consideration of the foregoing and the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

Section 1.  Definitions.  Capitalized terms used but not defined in this Ninth Supplemental Indenture shall have the specified meanings set forth in the Original Indenture.

Section 2.  Amendments to the Indenture.

(a)  The amendments set forth below will become effective upon the execution and delivery of this Ninth Supplemental Indenture by the Company, the Trustee and the Subsidiary Guarantors signatory hereto.

(b)  The sections of the Original Indenture identified below will be amended as indicated.

    (i)  The Indenture is hereby amended by replacing clause (xi) of the definition of “Permitted Liens” in Article Two of the First Supplemental Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture and the Eighth Supplemental Indenture with the following:

    “(xi)                      Liens securing Indebtedness of the Company and its Restricted Subsidiaries permitted to be Incurred hereunder; provided that the aggregate amount of Indebtedness secured by Liens (other than Non-Recourse Indebtedness secured by Liens) will not exceed (x) $700.0 million or (y) if the Company’s Consolidated Fixed Charge Coverage Ratio is at least 2.0 to 1.0 for any four consecutive fiscal quarters ended on or after September 30, 2007, 40 percent of Consolidated Tangible Assets.”

    (ii)  The Indenture is hereby amended by adding clause (vii) to the definition of “Permitted Investments” in Article Two of the First Supplemental Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture and the Eighth Supplemental Indenture as follows:

    “(vii)                      Investments in joint ventures or Unrestricted Subsidiaries having an aggregate fair market value (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value), taken together with all other Investments made pursuant to this clause (vii) that are at the time outstanding, net of any amounts paid to the Company or any Restricted Subsidiary as a return of, or on, such Investments not to exceed $50.0 million.”

(c)  The Indenture is hereby amended such that, on and prior to May 15, 2008, any failure by the Company to file any SEC Reports by the applicable SEC filing deadlines or to deliver any SEC Reports to the Trustee or the Holders shall not constitute a Default or Event of Default.

“SEC Filing Deadlines” means the applicable deadline under the Exchange Act (including any permitted extensions) on or prior to which the Company is required to file any SEC Report under the Exchange Act.

“SEC Reports” means any reports or other information the Company would be required to file with the Commission under Section 13(a) or 15(d) of the Exchange Act or any report or other information required pursuant to Section 314 of the TIA or any related notices or reports.

Section 3.  Ratification of Indenture; Supplemental Indenture Part of Indenture.  The Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and this Ninth Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and this Ninth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 4.  Governing Law.  This Ninth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the state of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 5.  Trustee Makes No Representations.  The Trustee makes no representation as to the validity or sufficiency of this Ninth Supplemental Indenture.  The recitals of fact contained herein shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

Section 6.  Counterparts.  The parties may sign any number of copies of this Ninth Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

Section 7.  Effect of Headings.  The section headings herein are for convenience only and shall not effect the construction thereof.

Section 8.  Successors and Assigns.  All covenants and agreements in this Ninth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 9.  Separability Clause.  In case any provision in this Ninth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed, all as of the day and year first above written.

                                        BEAZER HOMES USA, INC.

                                                                                                                                                                                                                        By: /s/ Allan P. Merrill
                                                                               Name: Allan P. Merrill
                                                                               Title:  Executive Vice President

                                        SUBSIDIARY GUARANTORS:

                                        APRIL CORPORATION
                                        BEAZER ALLIED COMPANIES HOLDINGS, INC.
                                                                                                                                        BEAZER GENERAL SERVICES, INC.
                                                        BEAZER HOMES CORP.
                                        BEAZER HOMES HOLDINGS CORP.
                                        BEAZER HOMES INDIANA HOLDINGS CORP.
                                        BEAZER HOMES SALES, INC.
                                        BEAZER HOMES TEXAS HOLDINGS, INC.
                                        BEAZER REALTY CORP.
                                        BEAZER REALTY, INC.
                                        BEAZER REALTY LOS ANGELES, INC.
                                        BEAZER REALTY SACRAMENTO, INC.
                                        BEAZER/SQUIRES REALTY, INC.
                                        HOMEBUILDERS TITLE SERVICES OF
                                        VIRGINIA, INC.
                                        HOMEBUILDERS TITLE SERVICES, INC.

                                        By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]

                                                                        BEAZER HOMES INDIANA, LLP

                                                                        By:           BEAZER HOMES INVESTMENTS, LLC,
                                                                             its Managing Partner

                                                                        By:           BEAZER HOMES CORP., its Managing
                                                                                                                                                                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                                       Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

                                                                        BEAZER HOMES INVESTMENTS, LLC

                                                                                                                                                                                                                        By:           BEAZER HOMES CORP., its Managing
                                                                                                                                                                                                                                         Member

                                                                                                                                                                                                                        By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

                                                                                                                                                                                                                        BEAZER HOMES TEXAS, L.P.

                                                                                                                                                                                                                        By:           BEAZER HOMES TEXAS HOLDINGS,
                                                                                                                                                                                                                                         INC., its Managing Partner

                                                                                                                                                                                                                        By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]

                                        BEAZER REALTY SERVICES, LLC

                                        By:           BEAZER HOMES INVESTMENTS, LLC,
                                 its Managing Member

                                        By:           BEAZER HOMES CORP., its Managing
                                                                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

                                        BEAZER SPE, LLC

                                        By:           BEAZER HOMES HOLDINGS CORP.,
                                                                                                                                         its Managing Member

                                                                        By: /s/ Allan P. Merrill
                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

                                        BH BUILDING PRODUCTS, LP

                                        By:           BH PROCUREMENT SERVICES, LLC,
                                         its Managing Partner

                                                            By:           BEAZER HOMES TEXAS, L.P., its
                                         Managing Member

                                                                                                                                                                                                                        By:           BEAZER HOMES TEXAS HOLDINGS,
                                         INC., its General Partner

                                                                                                                                                                            By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                           Title:  Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]

                                        BH PROCUREMENT SERVICES, LLC

                                        By:           BEAZER HOMES TEXAS, L.P., its
                                                                                                                         Managing Member

                                                                                                                        By:           BEAZER HOMES TEXAS HOLDINGS,
                                                                                                                                                                                                                                         INC., its General Partner

                                                                                                                                                                                                                        By: /s/ Allan P. Merrill
                                                                                                                                                                                                                               Name: Allan P. Merrill
                                                                                                                                                                                                                               Title:  Executive Vice President

                                        PARAGON TITLE, LLC

                                        By:           BEAZER HOMES INVESTMENTS, LLC,
                                                                                 its Managing Member

                                        By:           BEAZER HOMES CORP., its Managing
                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                               Name: Allan P. Merrill
                                                                                       Title:  Executive Vice President

                                                                        TEXAS LONE STAR TITLE, L.P.

                                 By:           BEAZER HOMES TEXAS HOLDINGS,
                                                                                 INC., its Managing Partner

                                                                        By: /s/ Allan P. Merrill
                                                                               Name: Allan P. Merrill
                                                                                       Title:  Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]

                                                                        TRINITY HOMES LLC

                                        By:          BEAZER HOMES INVESTMENTS, LLC,
                                                                            its Manager

                                            By:           BEAZER HOMES CORP., its Managing
                                                                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                                                                                       Name: Allan P. Merrill
                                                                                       Title:  Executive Vice President

                                                                        BEAZER COMMERCIAL HOLDINGS, LLC

                                        By:           BEAZER HOMES CORP., its Managing
                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                        Name: Allan P. Merrill
                                                                        Title:  Executive Vice President

                                                                        BEAZER CLARKSBURG, LLC

                                                                        By:           BEAZER HOMES CORP., its Managing
                                                                                                                                                                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                        Name: Allan P. Merrill
                                                                        Title:  Executive Vice President

                                        ARDEN PARK VENTURES, LLC

                                        By:           BEAZER HOMES CORP., its Managing
                                                                                         Member

                                                                        By: /s/ Allan P. Merrill
                                                                        Name: Allan P. Merrill
                                                                        Title:  Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:           /s/Charles S. Hodges
Name: Charles S. Hodges
Title:  Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of April 17, 2002]